Exhibit 32.1

   CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
 SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
                                      2002

         In connection with the filing of Zunicom, Inc. and Subsidiaries (the "Company") Quarterly Report on Form 10-Q for the three and nine month periods ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, William Tan, President and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1)The Report fully complies with the requirements of
                   section 13(a) or 15(d) of the Securities Act of 1934;
                   and

                (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,


/s/ William Tan
--------------------
William Tan
President and Chief Executive Officer
(principal executive officer)

November 14, 2005



























                                Exhibit 32.1 - 1